Intangible assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets	GOODWILL AND INTANGIBLE ASSETS
Goodwill
The company does not have any goodwill.
Intangible assets
Intangible assets mainly consist of software and operating licenses acquired by the Group. They are recognized at cost less accumulated amortization and impairment. Amortization expense is recorded on a straight-line basis over the estimated useful lives of the intangible assets. The estimated useful lives of both software and license agreements are between 1 and 8 years. The estimated useful life of licensed intangibles is up to 20 years, consistent with patent lifetimes in the United States and the European Union.
In the event of an acquisition not qualifying as a business combination under IFRS 3, GENFIT initially records the acquired asset at cost of the consideration transferred, excluding variable payments that are dependent on future events. No liability is recognized initially for these contingent payments. A liability will be recorded when the condition that triggers the obligation occurs.
The variable payments that would be due if the asset acquired complies with agreed-upon specifications at specific dates in the future are recognized as an adjustment to the cost of the related asset.
As it relates to impairment tests, indicators of impairment considered by the Group are as follows:
•    Failure of or unfavorable data from our clinical trials
•    Competition from other clinical trial programs covering the same indications as our drug candidates
•    Availability of necessary financing
These indicators of impairment are examined annually or whenever an indication of impairment occurs. This covers i) both Seal Rock and Versantis per below and ii) other amortized intangible assets.
Seal Rock licence agreement (2023)
On May 31, 2023, GENFIT announced the signing of a licensing agreement for the exclusive worldwide rights to the injectable formulation of ASK1 inhibitor SRT-015 in acute liver disease with Seal Rock Therapeutics, a clinical-stage company based in Seattle, USA.
Under the terms of the agreement, GENFIT made an upfront payment in the amount of €2 million to Seal Rock in exchange for acquiring the know-how and rights of use to SRT-015 as described above. The addition is recorded in the table below under line item "Other intangibles."
In accordance with IAS 38 - Intangible assets, this amount was capitalized and allocated to Intangible assets. Further, given the nature of the intangible asset, it was determined to have a definite useful life of 20 years, consistent with patent lifetimes in the United States and the European Union. Amortization will start based on the remaining patent term upon EMA/FDA regulatory approval and until then will be subject to an annual impairment test in accordance with IAS 38 - Intangible Assets. As future milestones for this agreement are paid, they will be analyzed and be either i) capitalized and subject to the same annual impairment test or ii) expensed as incurred. The annual impairment test will be based on a valuation methodology including an income approach using discounted cash flow techniques for the injectable formulation of ASK1 inhibitor SRT-015 in acute liver disease.
In accordance with IAS 36, we performed an annual impairment test in 2024 related to the SRT-015 asset (and in general whenever there is a triggering event), which was based on the excess earnings method using discounted cash flow techniques for the scientific research program SRT-015. The aforementioned income method utilizes management’s estimates of future operating revenue, cash flows discounted using a weighted-average cost of capital that reflects market participant assumptions, and the expected success rate of the program based on similar external programs. Based on our analysis performed as of December 31, 2024, the initial valuation of €2 million is still appropriate and no impairment loss has been recognized.
The period over which management has projected its cash flows spans through 2038. The drug price growth rate used to extrapolate cash flow projections is 2%. Furthermore, we have performed the following sensitivity analyses in order to determine if a reasonably possible change in a key assumption on which we have based our determination of the recoverable amount would cause the carrying amount of the intangible asset to exceed its recoverable amount.
Values assigned to each key assumption
Discount rate: 12.5%
The recoverable amount would be equal to the carrying amount if the value assigned to the weighted average cost of capital were: 13.0%
Overall expected success rate of the program: 7.9%
The recoverable amount would be equal to the carrying amount if the value assigned to the expected rate of success of the program were: 7.5%
Indicators of impairment considered by the Group as part of the implementation of the impairment test above are as follows:
•Failure of or unfavorable data from our clinical trials
•Competition from other clinical trial programs covering the same indications as our drug candidates
•Availability of necessary financing
Versantis (2022)
On September 29, 2022, GENFIT acquired Versantis AG, a private Swiss-based clinical stage biotechnology company focused on addressing the growing unmet medical needs in liver diseases.
The Phase 2 ready program, VS-01-ACLF, a program in scavenging liposomes technology, was deemed to be the asset with substantially all attributable value in accordance with the optional concentration test of fair value under paragraph B7A of IFRS 3. Of the total acquisition price paid of €46.6 million, €43.9 million was allocated to Intangible assets in accordance with IAS 38 - Intangible Assets. The difference between that amount and the acquisition price corresponds to the other assets acquired and liabilities assumed as part of the transaction. Further, given the nature of the intangible asset, it was determined to have a definite useful life of 20 years, consistent with patents lifetimes in the United States and the European Union. Amortization will start upon EMA/FDA regulatory approval and until then will be subject to an annual impairment test in accordance with IAS 38 - Intangible Assets.
In accordance with IAS 36, we performed an annual impairment test in 2024 related to the Versantis intangible asset (and in general whenever there is a triggering event). Management estimates the recoverable amount of the asset and recognizes an impairment loss if the carrying amount of the asset exceeds its recoverable amount. The recoverable amount of the asset is the greater of its fair value less costs to sell or its value in use. This estimate is based on the excess earnings method using discounted cash flow techniques for the scientific research program VS-01. The aforementioned income method utilizes management’s estimates of future operating revenue, cash flows discounted using a weighted-average cost of capital that reflects market participant assumptions, and the expected success rate of the program based on similar external programs. Based on our analysis performed, the valuation of €45.9 million as of December 31, 2024 (after exchange rate conversion differences) is still appropriate and no impairment loss has been recognized.
The period over which management has projected its cash flows spans through 2036. The drug price growth rate used to extrapolate cash flow projections is 2%. Furthermore, we have performed the following sensitivity analyses in order to determine if a reasonably possible change in a key assumption on which we have based our determination of the recoverable amount would cause the carrying amount of the intangible asset to exceed its recoverable amount.
Values assigned to each key assumption
Discount rate: 12.5%
The recoverable amount would be equal to the carrying amount if the value assigned to the weighted average cost of capital were: 13.8%
Overall expected success rate of the program: 15.1%
The recoverable amount would be equal to the carrying amount if the value assigned to the expected rate of success of the program were: 13.7%
Indicators of impairment considered by the Group as part of the implementation of the impairment test above are as follows:
•Failure of or unfavorable data from our clinical trials
•Competition from other clinical trial programs covering the same indications as our drug candidates
•Availability of necessary financing
Other intangible assets
Intangible assets (apart from Celloram, Seal Rock and Versantis) is comprised primarily of office and scientific software.The following tables show the variations in intangible assets for the years ended December 31, 2023 and 2024:

	As of	Increase	Decrease	Translation	Reclassification	As of
(in € thousands)	12/31/2022			adjustments		12/31/2023
Gross
Software	977	24	(45)	—	—	955
Patents	351	—	—	—	18	369
Other intangibles	43,569	2,050	—	2,746	—	48,366
TOTAL—Gross	44,897	2,074	(45)	2,747	18	49,690
Accumulated depreciation and impairment
Software	(940)	(63)	75	—	—	(928)
Patents	—	—	—	—	—	—
Other intangibles	—	—	—	—	—	—
TOTAL - Accumulated depreciation and impairment	(940)	(64)	75	—	—	(928)
TOTAL - Net	43,957	2,010	29	2,747	18	48,761

	As of	Increase	Decrease	Translation	Reclassification	As of
(in € thousands)	12/31/2023			adjustments		2024/12/31
Gross
Software	955	—	(180)	—	—	776
Patents	369	—	—	—	(5)	364
Other intangibles	48,366	—	—	(748)	—	47,618
TOTAL—Gross	49,690	—	(180)	(748)	(5)	48,757
Accumulated depreciation and impairment
Software	(928)	(10)	180	—	—	(759)
Patents	—	—	—	—	—	—
Other intangibles	—	—	—	—	—	—
TOTAL - Accumulated depreciation and impairment	(928)	(10)	180	—	—	(759)
TOTAL - Net	48,761	(10)	—	(748)	(5)	47,998